Exhibit 1



                        DIRECTORS AND EXECUTIVE OFFICERS
                  OF PACIFICORP HOLDINGS, INC., PACIFICORP AND
                       PACIFICORP FINANCIAL SERVICES, INC.


              (Note: footnote (*) appears at end of this Exhibit 1)



         The directors and executive officers of PacifiCorp Holdings, Inc., PacifiCorp and PacifiCorp Financial Services, Inc. are as follows:

                            PacifiCorp Holdings, Inc.
                            -------------------------

Name                             Title                                  Principal Occupation
----                             -----                                  --------------------
Frederick W. Buckman             Director                               President and Chief Executive
                                                                        Officer of PacifiCorp, an electric
                                                                        utility, 700 NE Multnomah, Suite
                                                                        1600, Portland, Oregon 97232;
                                                                        Chairman of Board of PacifiCorp
                                                                        Holdings, Inc., 700 NE
                                                                        Multnomah, Suite 1600, Portland,
                                                                        Oregon 97232

C. Todd Conover                  Director                               President, The Vantage Company,
                                                                        101 First Street, Suite 670, Los
                                                                        Altos, California 94022

Michael C. Henderson             Director, President and                Vice President of PacifiCorp*;
                                 Chief Executive Officer                Director, President and Chief
                                                                        Executive Officer of PacifiCorp
                                                                        Holdings, Inc.*; Director, Chair,
                                                                        President and Chief Executive Officer
                                                                        of PacifiCorp Financial Services,
                                                                        Inc., a financial services company
                                                                        with offices at 825 NE Multnomah,
                                                                        Suite 775, Portland, Oregon 97232

Nolan E. Karras                  Director                               Owner of Investment Management
                                                                        & Research, Inc., an investment
                                                                        advisory firm with offices at 4695
                                                                        South 1900 West #3, Roy, Utah
                                                                        84067

Richard T. O'Brien               Senior Vice President and              Senior Vice President and Chief
                                 Chief Financial Officer                Financial Officer of PacifiCorp*;
                                                                        Senior Vice President and Chief
                                                                        Financial Officer of PacifiCorp
                                                                        Holdings, Inc.*; Director and
                                                                        Senior Vice President of
                                                                        PacifiCorp Financial Services,
                                                                        Inc.*

Verl R. Topham                   Senior Vice President and              Director, Senior Vice President and
                                 General Counsel                        General Counsel of PacifiCorp;
                                                                        Senior Vice President and General
                                                                        Counsel of PacifiCorp Holdings,
                                                                        Inc.*

Reynold Roeder                   Vice President, Finance                Vice President, Finance of
                                                                        PacifiCorp Holdings, Inc.*, Vice
                                                                        President of PacifiCorp Financial
                                                                        Services, Inc.*

William E. Peressini             Treasurer                              Vice President and Treasurer of
                                                                        PacifiCorp*; Treasurer of
                                                                        PacifiCorp Holdings, Inc.*;
                                                                        Treasurer of PacifiCorp Financial
                                                                        Services, Inc.

Sally A. Nofziger                Secretary                              Vice President and Corporate
                                                                        Secretary of PacifiCorp*; Secretary
                                                                        of PacifiCorp Holdings, Inc.*,
                                                                        Secretary of PacifiCorp Financial
                                                                        Services, Inc.*

Peter J. Craven                  Controller of Accounting               Controller of Accounting
                                 Services                               Services of PacifiCorp Holdings,
                                                                        Inc.

         All of the directors and executive officers of Pacific Holdings, Inc. are U.S. citizens. The business address of each individual listed above is the address shown for the individual's principal occupation. None of the individuals listed has been, during the last five years, (i) convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors), or (ii) a party to a civil proceeding of a judicial or administrative body of competent jurisdiction which resulted in a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, federal or state securities laws or finding any violation with respect to such laws.

                                   PacifiCorp
                                   ----------

Name                             Title                                  Principal Occupation
----                             -----                                  --------------------
W. Charles Armstrong             Director                               Consultant, 14019 SE 35th Loop,
                                                                        Vancouver, Washington  98683

Kathryn A. Braun                 Director                               Executive Vice President, Western
                                                                        Digital Corporation, 8105 Irvine
                                                                        Center Drive, Irvine, CA  92718

Frederick W. Buckman             Director, President and                President and Chief Executive
                                 and Chief Executive Officer            Officer of PacifiCorp*

C. Todd Conover                  Director                               President and Chief Executive
                                                                        Officer of The Vantage Company,
                                                                        101 First Street, Suite 670, Los
                                                                        Altos, California 94022

Nolan E. Karras                  Director                               Investment Advisor, Karras &
                                                                        Associates, Inc., an investment
                                                                        advisory firm with offices at 4695
                                                                        South 1900 West #3, Roy, Utah
                                                                        84067

Keith R. McKennon                Director and Chairman                  Chairman of the Board of
                                 of the Board of Directors              Directors of PacifiCorp*

Robert G. Miller                 Director                               Chairman of the Board and Chief
                                                                        Executive Officer of Fred Meyer,
                                                                        Inc., a retail merchandising chain,
                                                                        with offices at 3800 SE 22nd,
                                                                        Portland, Oregon  97202

Alan K. Simpson                  Director                               Director of PacifiCorp, Senator
                                                                        Alan K. Simpson, c/o Laurie
                                                                        Rosen, 3301 Turner Lane, Chevy
                                                                        Chase, Maryland 20815

Verl R. Topham                   Director, Senior Vice                  Director, Senior Vice President and
                                 President and General                  General Counsel of PacifiCorp*;
                                 Counsel                                Senior Vice President and
                                                                        General Counsel of PacifiCorp
                                                                        Holdings, Inc.*

Don M. Wheeler                   Director                               Chairman and Chief Executive
                                                                        Officer, ICM Equipment Company,
                                                                        a materials handling and rental
                                                                        services firm with offices at 4901
                                                                        West 2100 South, Salt Lake City,
                                                                        Utah  84120

Nancy Wilgenbusch                Director                               President, Marylhurst College,
                                                                        Marylhurst, Oregon, 97036

Peter I. Wold                    Director                               Partner, Wold Oil & Gas
                                                                        Company, an oil and gas
                                                                        exploration and production
                                                                        company, with offices at 139 West
                                                                        Second Street, Suite 200, Casper,
                                                                        Wyoming 82602

John A. Bohling                  Senior Vice President                  Senior Vice President of
                                                                        PacifiCorp*

Shelley R. Faigle                Senior Vice President                  Senior Vice President of
                                                                        PacifiCorp*

Paul G. Lorenzini                Senior Vice President                  Senior Vice President of
                                 of PacifiCorp                          PacifiCorp*

Richard T. O'Brien               Senior Vice President                  Senior Vice President and Chief
                                 and Chief Financial Officer            Financial Officer of PacifiCorp*;
                                                                        Senior Vice President and Chief
                                                                        Financial Officer of PacifiCorp
                                                                        Holdings, Inc.*

Daniel L. Spalding               Senior Vice President                  Senior Vice President of
                                                                        PacifiCorp*

Dennis P. Steinberg              Senior Vice President                  Senior Vice President of
                                                                        PacifiCorp*

William C. Brauer                Senior Vice President                  Senior Vice President of
                                                                        PacifiCorp*

Michael C. Henderson             Vice President                         Vice President of PacifiCorp*;
                                                                        Director, President and Chief
                                                                        Executive Officer of PacifiCorp
                                                                        Holdings, Inc.*; Director, Chair,
                                                                        President and Chief Executive
                                                                        Officer of PacifiCorp Financial
                                                                        Services, Inc.*

Thomas J. Imeson                 Vice President                         Vice President of PacifiCorp*

Sally A. Nofziger                Vice President and                     Vice President and Corporate
                                 Corporate Secretary                    Secretary of PacifiCorp*; Secretary
                                                                        of PacifiCorp Holdings, Inc.*;
                                                                        Secretary of PacifiCorp Financial
                                                                        Services, Inc.

Michael J. Pittman               Vice President                         Vice President of PacifiCorp

William E. Peressini             Vice President and Treasurer           Vice President and Treasurer of
                                                                        PacifiCorp*; Treasurer of
                                                                        PacifiCorp Holdings, Inc.*;
                                                                           Treasurer of PacifiCorp Financial
                                                                           Services, Inc.

         All of the directors and executive officers of PacifiCorp are U.S. citizens. The business address of each individual listed above is the address shown for the individual's principal occupation. None of the individuals listed has been, during the last five years, (i) convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors), or (ii) a party to a civil proceeding of a judicial or administrative body of competent jurisdiction which resulted in a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, federal or state securities laws or finding any violation with respect to such laws.

                       PacifiCorp Financial Services, Inc.
                       -----------------------------------

Name                             Title                                  Principal Occupation
----                             -----                                  --------------------
Michael C. Henderson             Director, Chair, President             Vice President of PacifiCorp,
                                 and Chief Executive Officer            Director, President and Chief
                                                                        Executive Officer of PacifiCorp
                                                                        Holdings, Inc.*; Director, Chair,
                                                                        President and Chief Executive
                                                                        Officer of PacifiCorp Financial
                                                                        Services, Inc.*

Craig N. Longfield               Director, Senior Vice President        Director, Senior Vice President
                                 and Chief Operating Officer            and Chief Operating Officer of
                                                                        PacifiCorp Financial Services,
                                                                        Inc.*

Richard T. O'Brien               Director and Senior Vice               Senior Vice President and Chief
                                 President                              Financial Officer of PacifiCorp*;
                                                                        Senior Vice President and Chief
                                                                        Financial Officer of PacifiCorp
                                                                        Holdings, Inc.*; Director and
                                                                        Senior Vice President of
                                                                        PacifiCorp Financial Services,
                                                                        Inc.*

Reynold Roeder                   Vice President                         Vice President, Finance, of
                                                                        PacifiCorp Holdings, Inc.*; Vice
                                                                        President of PacifiCorp Financial
                                                                        Services, Inc.

William E. Peressini             Treasurer                              Vice President and Treasurer of
                                                                        PacifiCorp*; Treasurer of
                                                                        PacifiCorp Holdings, Inc.*;
                                                                        Treasurer of PacifiCorp Financial
                                                                        Services, Inc.;

Sally A. Nofziger                Secretary                              Vice President and Corporate
                                                                        Secretary of PacifiCorp*; Secretary
                                                                        of PacifiCorp Holdings, Inc.*;
                                                                        Secretary of PacifiCorp Financial
                                                                        Services, Inc.

Name                             Title                                  Principal Occupation
----                             -----                                  --------------------

Peter J. Craven                  Controller                             Controller of Accounting Services
                                                                        of PacifiCorp Holdings, Inc.*;
                                                                        Controller of PacifiCorp Financial
                                                                        Services, Inc.*

         All of the directors and executive officers of PacifiCorp Financial Services, Inc. are U.S. citizens. The business address of each individual listed above is the address shown for the individual's principal occupation. None of the individuals listed has been, during the last five years, (i) convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors), or
(ii) a party to a civil proceeding of a judicial or administrative body of competent jurisdiction which resulted in a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to, federal or state securities laws or finding any violation with respect to such laws.


--------------

        * The principal business and address of the corporation or other organization for which the listed individual's principal occupation is conducted is set forth at the first place at which the name of such corporation or other organization appears in this Exhibit 1.